SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          BIRMINGHAM UTILITIES, INC.

               (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

[ ] 2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration No.:

     3) Filing Party:
        Birmingham Utilities, Inc.

     4) Date Filed:
        April 5, 1999



                    BIRMINGHAM UTILITIES, INC.
                        230 Beaver Street
                    Ansonia, Connecticut 06401


               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To be Held May 12, 1999

     To the Holders of Common Stock of Birmingham Utilities, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called the "Company") has been called and will be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 12, 1999 at 2:00 P.M., local time, for the purpose of considering and acting upon the following matters:

     1. To elect directors of the Company.

     2. To approve the Birmingham Utilities, Inc. 1998 Stock Incentive Plan for employees of the Company.

     3. To approve independent auditors for the Company.

     4. To transact any and all other business which may lawfully come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 1, 1999, as the record date for determining the stockholders of the Company entitled to notice of and to vote at such meeting and any adjournment thereof.

     If you cannot be present in person at the meeting, please date and sign the enclosed form of proxy and return it promptly in the post-paid envelope furnished herewith.

By Order of the Board of Directors,


ANNE A. HOBSON
Secretary

April 6, 1999

                   BIRMINGHAM UTILITIES, INC.
                      230 Beaver Street
                   Ansonia, Connecticut 06401

        PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                    To be Held May 12, 1999

                                                   April 6, 1999

     This Proxy Statement accompanies the Notice of Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called "the Company") to be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 12, 1999, at 2:00 P.M., local time (the "Meeting").

                             GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. The solicitation will be made by mail and the cost will be borne by the Company. Forms of proxies and proxy material may also be distributed through brokers, custodians and other like parties to the beneficial owners of stock.

     Proxies in the accompanying form received by the Company will be voted, in accordance with the terms and specifications made thereon, at the Meeting or any adjournment there of; any such proxy may, however, be revoked at any time before it is voted by notice in writing to the Secretary of the Company.

     As of March 26, 1999, the Company had outstanding 1,554,716 shares of Common Stock (no par value), and only holders of Common Stock of record at the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote.

     A plurality of votes cast by the shares of Common Stock entitled to vote at the Meeting in person or by proxy is required for approval of Proposal 1 (Election of Directors). Proposal 2 (Approval of the 1998 Stock Incentive Plan) will be adopted if the votes cast by such shares in favor of the proposal exceeds the votes cast by such shares opposing the proposal. Abstentions and other non-votes, such as the failure of a nominee or other record holder to vote or forward proxies to beneficial owners in sufficient time to be voted at the Meeting, have a neutral effect upon the matters presented for vote, except that in order to have a quorum, a majority of the shares of Common Stock entitled to vote must be present at the Meeting in person or by proxy. In certain circumstances, a shareholder will be considered to be present for quorum purposes but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at the Meeting. Such circumstances will exist where a shareholder is present but specifically abstains from voting, or where shares of

Common Stock are represented at the Meeting by a proxy conferring authority to vote on certain matters but not on other matters.

     The Board of Directors knows of no business other than those items listed in the Notice of Annual Meeting which may be presented to the Meeting.

     1. ELECTION OF DIRECTORS

     The By-laws provide for not less than seven nor more than fifteen Directors to be elected at the Annual Meeting of Stockholders, each to serve for the ensuing year and until his or her successor is elected and has qualified. The Board of Directors recommends that the number of Directors be fixed at ten and the enclosed proxy confers authority to vote for no more than ten nominees. The names of the ten nominees for election as Directors are set forth below, and the following information is furnished with respect to them. All nominees except Mr. Tomac served as Directors in 1998 and were elected by the shareholders. All nominees listed below have consented to serve, and the Board of Directors knows of no reason why any of them would not be available.

                         NOMINEES FOR DIRECTORS

Name                 Age Business Experience During          Director
                          The Last Five Years                  Since
                          and Other Directorships

Stephen P. Ahern     69  Vice President, Unicco Security       1994
                         Services; Principal, Ahern Builders

Edward G. Brickett   69  Retired; Director of Finance,         1979
                         Town of Southington, Connecticut,
                         until June 1995

James E. Cohen       52  Lawyer in Practice in Derby;          1982
                         Director, Great Country
                         Bank (1987-1993)

Betsy Henley-Cohn    46  Chairwoman of the Board of Directors  1981
                         of the Company; Chairman and Treasurer,
                         Joseph Cohn & Sons, Inc. (construction
                         subcontractors); Director, United
                         Illuminating Corp.;Director, Aristotle
                         Corp.; Director, Citizens Bank of
                         Connecticut; Director, Society for
                         Savings Bancorp, Inc. (1985-1993)


PAGE 5


Alvaro da Silva      53  President, D.A. Corp (a management     1997
                         company); President B.I.D., Inc. (land
                         development and home building company);
                         Managing Partner, Connecticut
                         Commercial Investors, LC (a commercial
                         real estate and investment partnership);
                         Chairman of Sheldon Inland Wetlands
                         Commission; Board of Governors Unquowa
                         School; Director of Great Country Bank
                         (1991-1995); Director Griffin Hospital
                         (1987-1990)

Aldore J. Rivers     65  Retired; President of the Company       1986
                         until September 30, 1998

B. Lance Sauerteig   53  Lawyer in Practice in Westport;         1996
                         Principal in BLS Strategic Capital,
                         Inc. (financial and investment
                         advisory company); previously,
                         President, First Spring Corporation,
                         1986-1994 (private family investment
                         management company); Director,
                         Offitbank (a New York based private
                         investment management company)

Kenneth E. Schaible  57  Bank Consultant and Real Estate         1994
                         Developer; previously, Senior Vice
                         President, Webster Bank, 1995-1996;
                         President, Sheldon Savings Bank
                         and Sheldon Bancorp., Inc., 1967
                         to 1995

David Silverstone    52  Group Vice President, The Southern      1994
                         Connecticut Gas Company; Lawyer in
                         Practice in Hartford until March 31,
                         1998

John S. Tomac        45  President and Treasurer of the Company: ____
                         previously, Vice President and
                         Treasurer of the Company (1997-September
                         30, 1998), Assistant Controller, BHC
                         Company, 1991-1997

     The Board of Directors' Audit Committee consisted of Messrs. Brickett, da Silva and Schaible, during 1998. It performs the function of recommending the engagement and reviewing the performance of the Company's independent public accountants. The Audit Committee met 3 times in 1998. The Board of Directors' Personnel and Pension Committee consisted of Ms. Henley-Cohn (ex-officio) and Messrs. Ahern, Brickett, Sauerteig and Silverstone and performs the function of reviewing Executive Officer compensation and proposing the same to the full

Board of Directors for action. It also proposes to the full Board overall payroll pool levels and pension plan arrangements for all employees. The Personnel and Pension Committee met 6 times in 1998. In 1998, five meetings of the Board of Directors were held, and all Directors attended at least 75% of the meetings of the full Board and Committees on which they served.

     Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasions in past years; the Company may continue to employ that firm on occasion in the future.

     Mr. Silverstone was, until March 31,1998, a partner in the law firm of Silverstone & Koontz, which represented the Company on rate matters in 1997.

     Mr. Sauerteig is a principal in the law firm of Levett, Rockwood and Sanders, which provided legal services to the Company in past years and may do so in the future.

Nominations by Shareholders

     The Board's Nominating Committee consists of the Board as a whole and will consider director nominees presented by the Shareholders for election at the 2000 Annual Meeting of Shareholders. Shareholders may make recommendations for director-nominees by submitting names, in writing, to the Secretary of the Company not later than February 1, 2000.

Security Ownership of Management and Certain Beneficial Owners

     (a) The following table sets forth certain information with respect to the only persons, to the knowledge of the Company, who own as much as 5% of the Company's stock, as of February 28, 1999. The numbers of shares reported in this section reflect the effect of a two-for-one split of the Company's common stock on March 18, 1999.

Name and Address                Amount and Nature of      Percent
of Beneficial Owner             Beneficial Ownership      Of Class

Group consisting of Cohn        393,886 Shares (1)         25.01%
Realty & Investment, Betsy
Henley-Cohn, Juri Henley-Cohn,
John J. Crawford, as custodian for
Jesse Henley-Cohn, Joel Cohn
Revocable Trusts 1A, 2A and 2B,
Betsy Cohn Spray Trust, Harry
Barques Revocable Trust, Betsy
Cohn Income Trust, 80 Hamilton
Street, New Haven, CT 06511, and
Ruth Weisman, 26 Kohary Drive,
New Haven, CT 06515.


(1) Of the 393,886 shares owned by this Group, Betsy Henley-Cohn owns options to purchase 20,000 shares of the Company's Common Stock under the Company's 1994 Stock Incentive Plan, which options are exercisable within 60 days of April 1, 1999, the record date for the Company's 1999 Annual Meeting of Stockholders (the "Record Date"). Cohn Realty & Investment (a Connecticut general partnership consisting of three investment trusts whose managing agent is Betsy Henley-Cohn, whose beneficiaries are certain members of the Cohn Family and whose Trustees are Rhoda Cohn and Stanley Bergman) has beneficial ownership of 72,000 shares; Juri Henley-Cohn has beneficial ownership of 44,626 shares;
John J. Crawford, as custodian for Jesse Henley-Cohn, has beneficial ownership of 45,028 shares; Joel Cohn Revocable Trust 1A has beneficial ownership of 53,720 shares; Joel Cohn Revocable Trust 2A has beneficial ownership of 6,000 shares; Joel Cohn Revocable Trust 2B has beneficial ownership of 2,000 shares; Betsy Cohn Spray Trust has beneficial ownership of 65,376 shares; Betsy Cohn Income Trust has beneficial ownership of 22,120 shares; Harry Barques Revocable Trust has beneficial ownership of 42,560 shares; and Ruth Weisman has beneficial ownership of 20,456 shares. Betsy Henley-Cohn has either a controlling or a beneficial interest in Cohn Realty & Investment, Betsy Cohn Spray Trust and Betsy Cohn Income Trust. Except for the options owned by Betsy Henley-Cohn described above, no member of the Group owns or has the right to acquire, directly or indirectly, any other shares. Unless otherwise indicated, the named beneficial owner of the shares has sole voting and dispositive power with respect thereto. The information set forth in this footnote is derived from filings with the Securities and Exchange Commission made by the Group and from other information available to the Company.

     (b) The following table sets forth certain information concerning ownership of the Company's Shares by management. The numbers of shares reported in this section reflect the effect of a two-for-one split of the Company's common stock on March 18, 1999.

                              Common Shares
                          Beneficially Owned             Percent
Name                      As of February 28, 1999 (1)    of Class (2)

Stephen P. Ahern                39,760(3)                   2.54%
Edward G. Brickett              18,934                      1.21
James E. Cohen                  78,196(4)                   4.98
Betsy Henley-Cohn              393,886(5)                  25.01
Alvaro da Silva                  5,400                       .35
Aldore J. Rivers                24,312                      1.55
B. Lance Sauerteig               7,900                       .51
Kenneth E. Schaible             11,960                       .76
David Silverstone               10,240                       .65
John S. Tomac                      400                       .03
Executive Officers, Directors
 and Nominees as a group,
 10 in number                  590,988                     35.90%


(1) Includes options to purchase shares of Common Stock exercisable within 60 days of the Record Date, as follows: Mr. Ahern, 10,000; Mr. Brickett, 9,000; Mr. Cohen, 10,000; Mr. da Silva, 5,000, Ms. Henley-Cohn, 20,000; Mr. Rivers, 10,000; Mr. Sauerteig, 7,500; Mr. Schaible, 10,000; and Mr. Silverstone, 10,000.

(2) For the purpose of calculating the percentage of Common Stock beneficially owned (a) by the individual persons listed in the table, the number of options held by such person is included in both the number of shares beneficially owned by the person and in the total number of shares outstanding in the class with respect to the individual person's percentage calculation, and (b) by the directors and officers as a group, the total number of shares beneficially owned by the group and the total number of shares outstanding includes the 91,500 shares issuable upon the exercise of options exercisable by all persons in the group within 60 days of the Record Date.

(3) Includes 4,200 shares owned by Ahern Family Limited Partnership.

(4) Includes 65,196 shares held by Mr. Cohen as Trustee for the David
B. Cohen Family Trust, and 3,000 shares held in a brokerage custodial account for Mr. Cohen's benefit.

(5) Ms. Henley-Cohn is a member of the shareholder group described in the preceding table. The 393,886 shares set forth in this table is the aggregate number of shares held by all of the members of the group. See note (1) to the preceding table for information concerning shares beneficially held by Ms. Henley-Cohn.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on review of copies of such forms furnished to the Company, or written representations that no reconciliation forms were required, the Company believes that during fiscal year ending December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

Compensation of Directors and Executive Officers

     Directors: The Company's Directors, except for Ms. Henley-Cohn and Mr. Rivers, received an annual fee of $3,000 plus $500 for each full Board meeting and $300 for each Committee meeting actually attended in 1997.

     Executive Officers: The following table sets forth the annual cash compensation for (i) Mr. Rivers, the Company's Chief Executive Officer (until September 30, 1998) and only Executive Officer whose total annual salary exceeded $100,000, and (ii) for Ms. Henley-Cohn, the Company's Chief Executive Officer upon Mr. Rivers' retirement, for each of 1996, 1997 and 1998. The Company has no bonus or long-term incentive plans.

                            Annual Compensation
Name and
Principal Position           Year       Salary*

Aldore J. Rivers,
President, CEO and Director  1996       $105,404
                             1997       $111,404
                             1998       $ 90,894
Betsy Henley-Cohn,
Chairwoman of the Board and  1996       $ 49,139
Chief Executive Officer      1997       $ 52,000
                             1998       $ 52,719

* Includes the economic benefit of premiums on a split-dollar life insurance policy pursuant to which Mr. Rivers is the insured and the Company is the owner and paid the premiums in 1996, 1997 and 1998.

Employment Agreement and Split-Dollar Insurance Plan

     The Company entered into an Employment Agreement with Mr. Rivers in 1990 (the "Employment Agreement"), pursuant to which the Company agreed to employ Mr. Rivers as President of the Company. The Employment Agreement was amended in 1992 and 1993 and terminated upon Mr. Rivers' retirement on September 30, 1998.

     As a result of Mr. Rivers' Employment Agreement, the Company has agreed to make one hundred eighty (180) monthly supplemental pension payments of (a) $2,400 each to Mr. Rivers commencing when he reaches the age of 65 and continuing until the earlier of his death or the end of the 180-month period and (b) if he should die after reaching the age of 65 but before the end of the 180-month period and his spouse survives him; $1,200 each to her until the earlier of her death or the expiration of the balance of the 180-month period.

     The following table contains information with respect to options exercised during 1998 and the unexercised options held by Mr. Rivers on December 31, 1998.

                        Aggregated Option Exercises in 1998
                        and December 31, 1998 Option Values
Name               Shares       Value     Number of Shares    Value of
                   Acquired     Realized      underlying     Unexercised in
                   on Exercise*           Unexercised Options the Options
                                          at 12/31/98*        at 12/31/98

Aldore J. Rivers   10,000       $ 48,150      10,000$           73,750


* The number of shares set forth in the table have been restated to reflect the 2 for 1 split of the Company's Common Stock, effective March 18, 1999.

                 THE BOARD OF DIRECTORS RECOMMENDS THAT
                   STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

     2. APPROVAL OF THE BIRMINGHAM UTILITIES INC. 1998 STOCK INCENTIVE
PLAN

     The Board of Directors believes it to be in the best interest of the Company and its shareholders to attract and retain certain employees responsible for the success of the Company and to provide incentives for employees to work toward the Company's financial success. With that belief in mind, in 1994 the Board of Directors adopted and in 1995 the Company's shareholders approved the Company's 1994 Stock Incentive Plan (the "1994 Plan"). During the four years since the adoption of the 1994 Plan, all of the 70,0001 options authorized under that plan have been granted to employees.

     During the summer of 1998, while the Board of Directors was considering the appropriate compensation package to provide for Mr. Tomac as the Company's new President, the Board of Directors determined that it would be in the Company's best interest to have available to its Personnel and Pension Committee, additional options for common stock to award to Mr. Tomac. The Board of Directors also determined that it would be in the Company's best interest to have further options available to the Personnel and Pension Committee for future use. Accordingly, on December 9, 1998, the Board of Directors approved and adopted the Birmingham Utilities, Inc. 1998 Stock Incentive Plan (the "1998 Plan"), subject to approval of the shareholders of the Company at the Annual Meeting in May 1999 and subject to approval of the Connecticut Department of Public Utility Control ("DPUC"). Accordingly, the Board recommends approval of the 1998 Plan by shareholders. A copy of the 1998 Plan is attached as Exhibit A to this Proxy Statement. Proxies solicited hereby will be voted for the adoption of the 1998 Plan unless the shareholder specifies otherwise.

     On December 9, 1998, subsequent to the adoption of the 1998 Plan by the Board of Directors, the Personnel and Pension Committee (the "Committee") of the Board of Directors, which is the body designated in the 1998 Plan to administer it, granted to Mr. Tomac awards of options, subject to approval of the 1998 Plan by the Company's shareholders at its May 1999 Annual Meeting and by the DPUC, to purchase shares of the Company's Common Stock for a purchase price equal to the fair market value of the shares on that date, as set forth below under the heading "New Plan Benefits Table".

     The Company recently requested the DPUC's approval of the 1998 Plan. Although no assurances can be given, the Company is aware of no reason why the DPUC should not approve the 1998 Plan.

1. The 1994 Plan authorized options for 35,000 shares of common stock, subject to adjustment for such events as stock dividends, stock splits, mergers, recapitalizations and similar transactions. Accordingly, the numbers of shares contemplated under the 1994 Plan and the 1998 Plan described in this Proxy Statement have been adjusted to reflect the effect of a two-for-me stock split approved by the Board of Directors on December 9, 1998 and the Connecticut Department of Public Utility Control on February 26, 1999, and effective on March 18, 1999.

Summary of the Plan.

     The following summary and discussion of the 1998 Plan is qualified in its entirety by reference to Exhibit A hereto.

     Shares Subject to the 1998 Plan. The 1998 Plan provides for the issuance of a maximum of 60,0002 shares (3.9% of the 1,554,716 total shares currently outstanding3) of the Company's Common Stock. Awards under the 1998 Plan may be granted in the form of Incentive Stock Options ("ISO") or Non-Qualified Stock Options ("NSO"). Shares delivered pursuant to the 1998 Plan upon the exercise of awards may be either authorized but unissued shares of the Company's Common Stock or previously issued shares of the Company's Common Stock reacquired by the Company. Shares reserved for awards which terminate without having been exercised or vested become available for new grants.

     Duration. The term during which awards may be granted under the 1998 Plan will, unless terminated earlier by the Company's Board of Directors, expire on December 8, 2008.

     Administration and Eligibility. The 1998 Plan is to be administered by the Committee, which shall consist of not less than three directors who are not employees of the Company. The individuals eligible to participate in the Plan will be certain key employees of the Company or its subsidiaries (whether or not they are directors of the Company), who are in positions to contribute to the growth and prosperity of the Company and who shall be selected in the discretion of the Committee. The Committee also has the discretion, within the guidelines and limitations expressed in the 1998 Plan, to determine the amount of each award, whether options granted under the 1998 Plan will be ISO's (qualifying under the provisions of Section 422 of the Internal Revenue Code of 1986 (the "Code") or NSO's, the time of the awards, the date(s) on which awards will be exercisable, and the form and terms of agreements evidencing awards granted under the 1998 Plan. The aggregate fair market value as of the date of grant of the shares of the Company's Common Stock with respect to which ISO's are granted (under the 1998 Plan and any other plan maintained by the Company) exercisable for the first time by a participant in the 1998 Plan during any calendar year, shall not exceed $100,000. No one participant in the 1998 Plan shall be granted an award which would, if made, cause such participant to be (or be deemed to be, under Section 424 of the Code) the owner of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries unless certain criteria are met. The Committee has full power and authority to administer and interpret the 1998 Plan and to adopt rules, regulations, agreements and guidelines for the conduct of its business.

     Term of Awards. Awards granted under the 1998 Plan are exercisable during the term of the award period as determined by the Committee and specified in the agreement governing each respective award. The time within which an award must be exercised, as specified by the Committee, may not extend beyond the tenth anniversary of the date of the grant of the award. Awards under the 1998 Plan are non-transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and may be exercised only by the grantee or his or her legal representative during the grantee's lifetime. All unexercised options terminate three months after the date a grantee's employment terminates, provided that such awards may be exercised during certain longer periods, to be specified by the Committee subject to certain stated limitations, following termination of employment by reason of death, disability or retirement.

2. When adopted by the Board of Directors, the 1998 Plan authorized the issuance of options for 30,000 shares, also subject to adjustment as set forth in note 1 above. Accordingly, the number of shares has been adjusted accordingly.

3. After giving effect to the stock split effective March 18, 1999. Exercise Price and Payment. The exercise price of each option granted under the 1998 Plan will be established by the Committee and set forth in the agreement governing the option. In general, grants of NSO's or ISO's will require payment of an amount, specified by the Committee in the option agreement, which may not be less than the fair market value of the Company's Common Stock on the date of grant of the option. To qualify under present provisions, the exercise price of ISOs must be equal to at least the fair market value of the Company's Common Stock on the date of grant of the ISO. On December 9, 1998, the bid price on the NASDAQ Small Cap Market for the Company's Common Stock was $21.50. On March 18, 1999, such price was $29.50. The per share prices set forth here have not been adjusted to reflect the effect of the two-for-one stock split effective March 18, 1999.

     The exercise of an option must be accompanied by payment in full of the purchase price in cash, by check or by delivery of shares of the Company's Common Stock previously acquired by the optionee equal in value to the option price, or by a combination of cash and stock. Participants under the 1998 Plan may pay withholding taxes by means of contributing cash or shares of the Company's Common Stock previously acquired or by deducting shares of Common Stock from the amount to be received upon the exercise or vesting of an award. The aggregate number and kind of shares which are reserved for issuance under the 1998 Plan and which are subject to awards under the 1998 Plan and the purchase price per share of shares subject to awards will be appropriately adjusted by the Committee in the event of future stock dividends, stock splits, mergers, recapitalizations or similar transactions that affect the Company's Common Stock.

     Amendment and Termination. The Board of Directors may amend, suspend or terminate the 1998 Plan at any time prior to its specified date of termination.

Federal Income Tax Consequences

     NSO's. Under current law, there will generally be no Federal income tax consequences to either the employee or the Company on the grant of NSO's. Upon exercise of NSO's, the difference between the fair market value of the Company's Common Stock at the date of exercise and the exercise price is taxed to the grantee at ordinary income rates, and is subject to withholding tax by the Company. The exercise of NSO's will result in a tax deduction to the Company, measured by such difference. However, grantees who are subject to the six-month restrictions on resale of Common Stock under Federal securities laws will, unless they elect otherwise, generally not recognize ordinary income until such restrictions lapse. The fair market value of the Company's Common Stock at the date of exercise becomes the tax basis in the hands of the grantee of shares acquired upon such exercise.

     ISO's. Under the Code, there are generally no Federal income tax consequences to the employee or the Company upon the grant or exercise of an ISO, except that the difference between the option price and the fair market value of the Common Stock at the exercise of the option will be an item of tax preference for purposes of the alternative minimum tax. If the employee does not dispose of the stock within two years from the grant date of the ISO, and holds the stock after exercise for at least one year, the employee will be taxed at long-term capital gain rates upon the sale of the stock, and the Company will not be entitled to a tax deduction in connection with the exercise of the ISO. If the employee does not meet these holding period requirements, the employee's gain upon disposing of the stock will usually be taxed as ordinary income to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The balance of the amount received, if any, will be short-term or long-term capital gain depending on how long the shares were held by the employee. The

Company will be allowed a tax deduction in the amount of the grantee's ordinary income as a result of the disposition.


Accounting Treatment Under Present Accounting Rules

     Neither the grant nor the exercise of a stock option results in a charge against earnings of the Company so long as the option price at the date of grant is not less than the fair market value of the Company's Common Stock on that date.

     Adoption of the 1998 Plan requires the approval of the holders of at least a majority of the Common Stock of the Company represented at the May 12, 1999 Annual Meeting.

New Plan Benefits Table

     The following table sets forth the number of options to be received by the named individuals and group of executive officers and employees that will accrue, assuming that all of the grantees continue in their current employment through the minimum vesting and award periods.

New Plan Benefits

                                       1998 Stock Incentive Plan
                                              Options for No.
                                                of Share of
Name and Position                               Common Stock

John S. Tomac, President and Treasurer             7,000

All Current Executive Officers As a Group          7,000

All Employees, Other Than
Executive Officers, As a Group                       0


                 THE BOARD OF DIRECTORS RECOMMENDS THAT
                   STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

     3. INDEPENDENT AUDITORS FOR THE COMPANY

     There will be brought up for consideration at the Annual Meeting a proposal to approve the appointment of Dworken, Hillman, LaMorte &
Sterczala, P.C. as auditors for the Company to make the annual audit for the 1999 fiscal year.

     The Audit Committee of the Board of Directors has recommended that the Company retain Dworken, Hillman, LaMorte & Sterczala, P.C. as its independent accountants for the 1998 fiscal year.

     Representatives of Dworken, Hillman, LaMorte & Sterczala, P.C.
will be present at the Annual Meeting to respond to questions of shareholders, but, although they have been offered the opportunity to do so, they do not otherwise propose to make any statement.



                   THE BOARD OF DIRECTORS RECOMMENDS THAT
                    STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

     Management knows of no other business which may come before the Meeting or any adjournment thereof.



                         Shareholder Proposals

     If a shareholder intends to present a proposal for action at the 2000 Annual Meeting of Stockholders, such proposal must be received by the Company on or before February 1, 2000 for inclusion in the Company's Proxy Statement and Form of Proxy except where omission of such proposal is permitted by the rules of the Securities & Exchange Commission.

                             Annual Report

     The Company's Annual Report, including the financial statements of the Company for the fiscal year ending December 31, 1998, is mailed to the shareholders of record herewith. The Annual Report is not part of this Proxy Statement.

                                               The Board of Directors,
                                               Anne A. Hobson, Secretary

EXHIBIT A

                        BIRMINGHAM UTILITIES, INC.
                        1998 STOCK INCENTIVE PLAN

ARTICLE I
Purpose and Scope of the Plan

     1.01  Purpose

     The purpose of the Birmingham Utilities, Inc. 1998 Stock Incentive Plan (the "Plan") is to promote the long-term success of Birmingham Utilities, Inc. by providing financial incentives to key employees who are in a position to make significant contributions toward such success. The Plan is designed to attract and retain key employees and to encourage them to acquire a proprietary interest in the Company and thereby to increase their personal interest in the long-term success of the Company.

     1.02  Definitions

     Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

     "Board of Directors" or "Board" means the Board of Directors of the Company.

     "Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Personnel and Pension Committee of three or more members appointed by the Board of Directors and selected from those directors who are not employees of the Company,



                           BIRMINGHAM UTILITIES, INC.
                               230 Beaver Street
                           Ansonia, Connecticut 06401

       This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Edward G. Brickett and James E. Cohen as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote as designated on the reverse side all shares of common stock of Birmingham Utilities, Inc., held of record by the undersigned on April 1, 1999 at the annual meeting of shareholders to be held on May 12, 1999, or any adjournment thereof.

          (Continued and to be signed on other side)

X Please mark your
votes as in this
example

     FOR all nominees     WITHHOLD
     listed at right      AUTHORITY
     (except as marked    to vote for
     to the contrary      all nominees
     below)               listed at right

1.  To elect                      Nominees: S.P. Ahern
    directors of                            E.G. Brickett
    the Company                             J.E. Cohen
                                            A.J. da Silva
                                            B. Henley-Cohn
                                            A.J. Rivers
                                            B.L. Sauerteig
                                            K.E. Schaible
                                            D. Silverstone
                                            J.S. Tomac

2.  To approve the Birmingham Utilities, Inc.     FOR   AGAINST    ABSTAIN
    1998 Stock Incentive Plan for Employees
    of the Company

3.  To approve the appointment of Dworken,
    Hillman, LaMorte & Sterczala, P.C., as the independent Auditors of the Corporation

4. In their discretion the proxies are authorized to vote upon other business as may properly come before the meeting.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

    PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

    SIGNATURES(S) _________________________   DATE _________

    SIGNATURES(S) _________________________   DATE _________
                  Signature if jointly held

NOTE: Please sign exactly as name appears above. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full name by authorized officer of partners.